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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) January 28, 2005

                            FIRST BUSEY CORPORATION
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             (Exact name of registrant as specified in its charter)

           Nevada                       0-15959                  37-1078406
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(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

        201 W. Main St., Urbana, IL                              61801
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  (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (217) 365-4513


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


Effective January 28, 2005, the Registrant's Board of Directors approved the fiscal year 2005 compensation to executive officers in the following amounts set forth below opposite the name of such officer:

         OFFICER                    2005 CASH COMPENSATION
         -------                    ----------------------
         Douglas C. Mills                   $100,000
         Edwin A. Scharlau                  $175,000
         P. David Kuhl                      $175,000
         Barbara J. Kuhl                    $170,000
         Barbara J. Harrington              $120,000
         David D. Mills                     $125,000

The Board of Directors approved an additional payment of $5,000 to non-employee Board Members for fiscal year 2004. Such payment was in addition to the previously approved retainers of $7,500 for all Board Members and $10,000 for the Chairman of the Audit Committee.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 28, 2005                    FIRST BUSEY CORPORATION


                                          By: /s/ Barbara J. Harrington
                                              ----------------------------------
                                          Name:  Barbara J. Harrington
                                          Title: Chief Financial Officer